                                                                 Exhibit 99.2.1

                         NOTICE OF GUARANTEED DELIVERY

                          Trump Casino Holdings, LLC

                                      and

                          Trump Casino Funding, Inc.

                               Offer to Exchange

                11 5/8% First Priority Mortgage Notes due 2010 which have been registered under the Securities Act of 1933, as amended, for any and all Outstanding
                11 5/8% First Priority Mortgage Notes due 2010

   This form or one substantially equivalent hereto must be used to accept the offer (the "Exchange Offer") of Trump Casino Holdings, LLC and Trump Casino Funding, Inc. (together, the "Issuers") made pursuant to the Prospectus, dated
April   , 2003 (the "Prospectus"), and the enclosed Letter of Transmittal (the
"Letter of Transmittal") if certificates for the Original First Priority Notes are not immediately available or if the procedure for book-entry transfer cannot be completed on a timely basis or time will not permit all required documents to reach the Issuers prior to 5:00 P.M., New York City time, on the expiration date of the Exchange Offer. Such form may be delivered by mail or hand delivery to U.S. Bank Trust National Association (the "Exchange Agent") as set forth below. In addition, in order to utilize the guaranteed delivery procedure to tender Original First Priority Notes pursuant to the Exchange Offer, a completed, signed and dated Letter of Transmittal must also be received by the Exchange Agent prior to 5:00 P.M., New York City time, on the expiration date of the Exchange Offer. Capitalized terms not defined herein are defined in the Letter of Transmittal.

       Delivery to: U.S. Bank Trust National Association, Exchange Agent

                      By Mail, Overnight Mail or Courier:

                     U.S. Bank Trust National Association
                            U.S. Bank Trust Center
                           St. Paul, Minnesota 55101
                          Attention: Richard Prokosch

                                    By Hand

                         between 8 a.m. and 4:30 p.m.:

                     U.S. Bank Trust National Association
                            U.S. Bank Trust Center
                           St. Paul, Minnesota 55101
                          Attention: Richard Prokosch

                             For information call:

                                (651) 244-0721

 Delivery of this instrument to an address other than as set forth above will not constitute a valid delivery.

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Ladies and Gentlemen:

   Upon the terms and conditions set forth in the Prospectus and the accompanying Letter of Transmittal, the undersigned hereby tenders to the Issuers the principal amount of Original First Priority Notes set forth below, pursuant to the guaranteed delivery procedure described in "The Exchange Offer--Guaranteed Delivery Procedures" section of the Prospectus.

Principal Amount of Original First Priority Notes       Address(es):
Tendered:

$                                                       ----------------------------------
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                                                        ----------------------------------
Certificate Nos. (if available):

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                                                        ----------------------------------
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                                                        ----------------------------------
If Original First Priority Notes will be delivered by
book-entry transfer to The Depositary Trust             Area Code and Telephone Number(s):
Company, provide account number.
Account Number                                          ----------------------------------

--------------------------------------

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Name(s) of Record Holder(s):                            Signature(s):

--------------------------------------                  ----------------------------------

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

                 THE ACCOMPANYING GUARANTEE MUST BE COMPLETED.

                                   GUARANTEE
                   (Not to be used for signature guarantee)

   The undersigned, a firm that is a member firm of a registered national securities exchange or of the National Association of Securities Dealers, Inc., a commercial bank or trust company having an office correspondent in the United States or any "eligible guarantor" institution within the meaning of Rule 17Ad-15 of the Securities Exchange Act of 1934, as amended, hereby guarantees to deliver to the Exchange Agent, at its address set forth above, the certificates representing all tendered Original First Priority Notes, in proper form for transfer, or a Book-Entry Confirmation, together with a properly completed and duly executed Letter of Transmittal (or facsimile thereof), with any required signature guarantees, and any other documents required by the Letter of Transmittal within three New York Stock Exchange trading days after the date of execution of this Notice of Guaranteed Delivery.

            Name of Firm:
            -------------------------------   ----------------------
                                              (Authorized Signature)
            Address:                          Title:
            -------------------------------   ----------------------

                                              Name:
            -------------------------------   ----------------------

            Area Code and Telephone Number:   Date:
            -------------------------------   ----------------------